                                                                    Exhibit 99.6
     ---------------------------------------------------------------------------
                                                        Monthly Operating Report

          -------------------------------------------
          CASE NAME: OK Turbines, Inc.                  ACCRUAL BASIS
          -------------------------------------------

          -------------------------------------------
          CASE NUMBER: 400-42146-BJH-11                 02/13/95, RWD, 2/96
          -------------------------------------------

          -------------------------------------------
          JUDGE: Barbara J. Houser

          -------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                        MONTH ENDING: SEPTEMBER 30, 2001


          IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

          RESPONSIBLE PARTY:

          /s/ Drew Keith                                                      Chief Financial Officer
          -------------------------------------------------------           -----------------------------------
          ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                      TITLE

          Drew Keith                                                               10/19/2001
          -------------------------------------------------------           -----------------------------------
          PRINTED NAME OF RESPONSIBLE PARTY                                            DATE

          PREPARER:

          /s/ Jessica L. Wilson                                                Chief Accounting Officer
          -------------------------------------------------------           -----------------------------------
          ORIGINAL SIGNATURE OF PREPARER                                               TITLE

          Jessica L. Wilson                                                          10/19/2001
          -------------------------------------------------------           -----------------------------------
          PRINTED NAME OF PREPARER                                                      DATE

------------------------------------------------------------------------------
                                                  Monthly Operating Report

        -----------------------------------------
        CASE  NAME: OK Turbines, Inc.                       ACCRUAL BASIS-1
        -----------------------------------------

        -----------------------------------------
        CASE  NUMBER: 400-42146-BJH-11                02/13/95, RWD, 2/96
        -----------------------------------------



        ------------------------------------------------------

        COMPARATIVE BALANCE SHEET
        -------------------------------------------------------------------------------------------------------------
                                                      SCHEDULE            MONTH           MONTH           MONTH
                                                                      -----------------------------------------------
        ASSETS                                         AMOUNT           July 2001      August 2001    September 2001
        -------------------------------------------------------------------------------------------------------------
        1.      UNRESTRICTED CASH                   $  299,835        $  301,181        $  353,847       $  438,270
        -------------------------------------------------------------------------------------------------------------
        2.      RESTRICTED CASH                     $        0        $        0        $        0       $        0
        -------------------------------------------------------------------------------------------------------------
        3.      TOTAL CASH                          $  299,835        $  301,181        $  353,847       $  438,270
        -------------------------------------------------------------------------------------------------------------
        4.      ACCOUNTS RECEIVABLE (NET)           $  569,077        $  438,363        $  586,119       $  580,361
        -------------------------------------------------------------------------------------------------------------
        5.      INVENTORY                           $4,135,448        $4,585,650        $4,517,885       $4,521,398
        -------------------------------------------------------------------------------------------------------------
        6.      NOTES RECEIVABLE                    $        0        $        0        $        0       $        0
        -------------------------------------------------------------------------------------------------------------
        7.      PREPAID EXPENSES                    $        0        $        0        $        0       $        0
        -------------------------------------------------------------------------------------------------------------
        8.      OTHER (ATTACH LIST)                 $   30,000         ($684,603)        ($664,710)       ($709,450)
        -------------------------------------------------------------------------------------------------------------
        9.      TOTAL CURRENT ASSETS                $5,034,360        $4,640,591        $4,793,141       $4,830,579
        -------------------------------------------------------------------------------------------------------------
        10.     PROPERTY, PLANT & EQUIPMENT         $  474,012        $  612,929        $  612,929       $  612,929
        -------------------------------------------------------------------------------------------------------------
        11.     LESS: ACCUMULATED
                DEPRECIATION / DEPLETION            $        0        $  156,253        $  160,691       $  165,129
        -------------------------------------------------------------------------------------------------------------
        12.     NET PROPERTY, PLANT &
                EQUIPMENT                           $  474,012        $  456,676        $  452,238       $  447,800
        -------------------------------------------------------------------------------------------------------------
        13.     DUE FROM INSIDERS                   $        0        $        0        $        0       $        0
        -------------------------------------------------------------------------------------------------------------
        14.     OTHER ASSETS - NET OF
                AMORTIZATION (ATTACH LIST)          $        0        $        0        $        0       $        0
        -------------------------------------------------------------------------------------------------------------
        15.     OTHER (ATTACH LIST)                 $        0        $        0        $        0       $        0
        -------------------------------------------------------------------------------------------------------------
        16.     TOTAL ASSETS                        $5,508,372        $5,097,267        $5,245,379       $5,278,379
        -------------------------------------------------------------------------------------------------------------
        POSTPETITION LIABILITIES
        -------------------------------------------------------------------------------------------------------------
        17.     ACCOUNTS PAYABLE                                      $   29,765        $    8,941       $    9,615
        -------------------------------------------------------------------------------------------------------------
        18.     TAXES PAYABLE                                         $    7,872        $    7,872       $    7,872
        -------------------------------------------------------------------------------------------------------------
        19.     NOTES PAYABLE                                         $        0        $        0       $        0
        -------------------------------------------------------------------------------------------------------------
        20.     PROFESSIONAL FEES                                     $        0        $        0       $        0
        -------------------------------------------------------------------------------------------------------------
        21.     SECURED DEBT                                          $        0        $        0       $        0
        -------------------------------------------------------------------------------------------------------------
        22.     OTHER (ATTACH LIST)                                   $        0        $        0       $        0
        -------------------------------------------------------------------------------------------------------------
        23.     TOTAL POSTPETITION
                LIABILITIES                                           $   37,637        $   16,813       $   17,487
        -------------------------------------------------------------------------------------------------------------
        PREPETITION LIABILITIES
        -------------------------------------------------------------------------------------------------------------
        24.     SECURED DEBT                        $        0        $        0        $        0       $        0
        -------------------------------------------------------------------------------------------------------------
        25.     PRIORITY DEBT                       $   28,268        $        0        $        0       $        0
        -------------------------------------------------------------------------------------------------------------
        26.     UNSECURED DEBT                      $  493,554        $  522,197        $  522,197       $  522,197
        -------------------------------------------------------------------------------------------------------------
        27.     OTHER (ATTACH LIST)                 $        0        $        0        $        0       $        0
        -------------------------------------------------------------------------------------------------------------
        28.     TOTAL PREPETITION LIABILITIES       $  521,822        $  522,197        $  522,197       $  522,197
        -------------------------------------------------------------------------------------------------------------
        29.     TOTAL LIABILITIES                   $  521,822        $  559,834        $  539,010       $  539,684
        -------------------------------------------------------------------------------------------------------------
        EQUITY
        -------------------------------------------------------------------------------------------------------------
        30.     PREPETITION OWNERS' EQUITY                            $3,790,619        $3,790,619       $3,790,619
        -------------------------------------------------------------------------------------------------------------
        31.     POSTPETITION CUMULATIVE
                PROFIT OR (LOSS)                                      $  746,814        $  915,750       $  948,076
        -------------------------------------------------------------------------------------------------------------
        32.     DIRECT CHARGES TO EQUITY
                (ATTACH EXPLANATION)
        -------------------------------------------------------------------------------------------------------------
        33.     TOTAL EQUITY                        $        0        $4,537,433        $4,706,369       $4,738,695
        -------------------------------------------------------------------------------------------------------------
        34.     TOTAL LIABILITIES &
                OWNERS' EQUITY                      $  521,822        $5,097,267        $5,245,379       $5,278,379
        -------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
                                                      Monthly Operating Report

        --------------------------------------
        CASE NAME: OK Turbines, Inc.              ACCRUAL BASIS-2
        --------------------------------------

        --------------------------------------
        CASE NUMBER: 400-42146-BJH-11                 02/13/95, RWD, 2/96
        --------------------------------------

        -----------------------------
        INCOME STATEMENT
        -----------------------------------------------------------------------------------------------------------
                                                       MONTH           MONTH         MONTH               QUARTER
                                                    ----------------------------------------------
        REVENUES                                    July 2001       August 2001   September 2001           TOTAL
        -----------------------------------------------------------------------------------------------------------
        1.     GROSS REVENUES                          $ 215,392       $ 431,510       $ 211,868         $ 858,770
        -----------------------------------------------------------------------------------------------------------
        2.     LESS: RETURNS & DISCOUNTS               $       0       $       0       $       0         $       0
        -----------------------------------------------------------------------------------------------------------
        3.     NET REVENUE                             $ 215,392       $ 431,510       $ 211,868         $ 858,770
        -----------------------------------------------------------------------------------------------------------
        COST OF GOODS SOLD
        -----------------------------------------------------------------------------------------------------------
        4.     MATERIAL                                $ 103,904       $ 167,277       $ 100,682         $ 371,863
        -----------------------------------------------------------------------------------------------------------
        5.     DIRECT LABOR                            $  40,763       $  41,622       $  34,869         $ 117,254
        -----------------------------------------------------------------------------------------------------------
        6.     DIRECT OVERHEAD                         $   4,010       $   7,578       $   7,332         $  18,920
        -----------------------------------------------------------------------------------------------------------
        7.     TOTAL COST OF GOODS SOLD                $ 148,677       $ 216,477       $ 142,883         $ 508,037
        -----------------------------------------------------------------------------------------------------------
        8.     GROSS PROFIT                            $  66,715       $ 215,033       $  68,985         $ 350,733
        -----------------------------------------------------------------------------------------------------------
        OPERATING EXPENSES
        -----------------------------------------------------------------------------------------------------------
        9.     OFFICER / INSIDER COMPENSATION          $   4,615       $   4,615       $   4,615         $  13,845
        -----------------------------------------------------------------------------------------------------------
        10.    SELLING & MARKETING                     $     667       $     291       $     771         $   1,729
        -----------------------------------------------------------------------------------------------------------
        11.    GENERAL & ADMINISTRATIVE                $  32,969       $  33,634       $  20,318         $  86,921
        -----------------------------------------------------------------------------------------------------------
        12.    RENT & LEASE                            $   3,019       $   3,119       $   2,766         $   8,904
        -----------------------------------------------------------------------------------------------------------
        13.    OTHER (ATTACH LIST)                       ($1,142)      $       0       $       0           ($1,142)
        -----------------------------------------------------------------------------------------------------------
        14.    TOTAL OPERATING EXPENSES                $  40,128       $  41,659       $  28,470         $ 110,257
        -----------------------------------------------------------------------------------------------------------
        15.    INCOME BEFORE NON-OPERATING
               INCOME & EXPENSE                        $  26,587       $ 173,374       $  40,515         $ 240,476
        -----------------------------------------------------------------------------------------------------------
        OTHER INCOME & EXPENSES
        -----------------------------------------------------------------------------------------------------------
        16.    NON-OPERATING INCOME (ATT. LIST)        $       0       $       0       $       0         $       0
        -----------------------------------------------------------------------------------------------------------
        17.    NON-OPERATING EXPENSE (ATT. LIST)       $       0       $       0       $       0         $       0
        -----------------------------------------------------------------------------------------------------------
        18.    INTEREST EXPENSE                        $       0       $       0       $       0         $       0
        -----------------------------------------------------------------------------------------------------------
        19.    DEPRECIATION / DEPLETION                $   4,438       $   4,438       $   4,438         $  13,314
        -----------------------------------------------------------------------------------------------------------
        20.    AMORTIZATION                            $       0       $       0       $       0         $       0
        -----------------------------------------------------------------------------------------------------------
        21.    OTHER (ATTACH LIST)                     $       0       $       0       $       0         $       0
        -----------------------------------------------------------------------------------------------------------
        22.    NET OTHER INCOME & EXPENSES             $   4,438       $   4,438       $   4,438         $  13,314
        -----------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        -----------------------------------------------------------------------------------------------------------
        23.    PROFESSIONAL FEES                       $       0       $       0       $       0         $       0
        -----------------------------------------------------------------------------------------------------------
        24.    U.S. TRUSTEE FEES                       $       0       $       0       $   3,750         $   3,750
        -----------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                     $       0       $       0       $       0         $       0
        -----------------------------------------------------------------------------------------------------------
        26.    TOTAL REORGANIZATION EXPENSES           $       0       $       0       $   3,750         $   3,750
        -----------------------------------------------------------------------------------------------------------
        27.    INCOME TAX                              $       0       $       0       $       0         $       0
        -----------------------------------------------------------------------------------------------------------
        28.    NET PROFIT (LOSS)                       $  22,149       $ 168,936       $  32,327         $ 223,412
        -----------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

        --------------------------------------
        CASE  NAME: OK Turbines, Inc.           ACCRUAL BASIS-3
        --------------------------------------

        --------------------------------------
        CASE  NUMBER: 400-42146-BJH-11              02/13/95, RWD, 2/96
        --------------------------------------

        -------------------------------------------------------------------------------------------------------------------
        CASH  RECEIPTS  AND                               MONTH             MONTH              MONTH            QUARTER
                                                    -----------------------------------------------------
        DISBURSEMENTS                                   July 2001        August 2001       September 2001        TOTAL
        -------------------------------------------------------------------------------------------------------------------
        1.     CASH - BEGINNING OF MONTH                 $  295,494        $  301,181         $  353,847      $    295,494
        -------------------------------------------------------------------------------------------------------------------
        RECEIPTS FROM OPERATIONS
        -------------------------------------------------------------------------------------------------------------------
        2.     CASH SALES                                $        0        $        0         $        0      $          0
        -------------------------------------------------------------------------------------------------------------------
        COLLECTION OF ACCOUNTS RECEIVABLE
        -------------------------------------------------------------------------------------------------------------------
        3.     PREPETITION                               $      500        $        0         $        0      $        500
        -------------------------------------------------------------------------------------------------------------------
        4.     POSTPETITION                              $  315,010        $  297,178         $  225,700      $    837,888
        -------------------------------------------------------------------------------------------------------------------
        5.     TOTAL OPERATING RECEIPTS                  $  315,510        $  297,178         $  225,700      $    838,388
        -------------------------------------------------------------------------------------------------------------------
        NON - OPERATING RECEIPTS
        -------------------------------------------------------------------------------------------------------------------
        6.     LOANS & ADVANCES (ATTACH LIST)            $        0        $        0         $        0      $          0
        -------------------------------------------------------------------------------------------------------------------
        7.     SALE OF ASSETS                            $        0        $        0         $        0      $          0
        -------------------------------------------------------------------------------------------------------------------
        8.     OTHER (ATTACH LIST)                       $    1,163        $      327         $    2,350      $      3,840
        -------------------------------------------------------------------------------------------------------------------
        9.     TOTAL NON-OPERATING RECEIPTS              $    1,163        $      327         $    2,350      $      3,840
        -------------------------------------------------------------------------------------------------------------------
        10.    TOTAL RECEIPTS                            $  316,673        $  297,505         $  228,050      $    842,228
        -------------------------------------------------------------------------------------------------------------------
        11.    TOTAL CASH AVAILABLE                      $  612,167        $  598,686         $  581,897      $  1,137,722
        -------------------------------------------------------------------------------------------------------------------
        OPERATING DISBURSEMENTS
        -------------------------------------------------------------------------------------------------------------------
        12.    NET PAYROLL                               $  109,875        $   44,499         $   44,828      $    199,202
        -------------------------------------------------------------------------------------------------------------------
        13.    PAYROLL TAXES PAID                        $    8,303        $    3,377         $        0      $     11,680
        -------------------------------------------------------------------------------------------------------------------
        14.    SALES, USE & OTHER TAXES PAID             $        0        $    8,116         $        0      $      8,116
        -------------------------------------------------------------------------------------------------------------------
        15.    SECURED / RENTAL / LEASES                 $    2,944        $    3,121         $    2,989      $      9,054
        -------------------------------------------------------------------------------------------------------------------
        16.    UTILITIES                                 $    3,090        $    4,650         $    2,114      $      9,854
        -------------------------------------------------------------------------------------------------------------------
        17.    INSURANCE                                 $        0        $        0         $        0      $          0
        -------------------------------------------------------------------------------------------------------------------
        18.    INVENTORY PURCHASES                       $   95,817        $   75,062         $   21,077      $    191,956
        -------------------------------------------------------------------------------------------------------------------
        19.    VEHICLE EXPENSES                          $        0        $        0         $        0      $          0
        -------------------------------------------------------------------------------------------------------------------
        20.    TRAVEL                                    $       13        $    3,758         $    3,844      $      7,615
        -------------------------------------------------------------------------------------------------------------------
        21.    ENTERTAINMENT                             $      229        $      161         $      168      $        558
        -------------------------------------------------------------------------------------------------------------------
        22.    REPAIRS & MAINTENANCE                     $   65,540        $   66,595         $   55,188      $    187,323
        -------------------------------------------------------------------------------------------------------------------
        23.    SUPPLIES                                  $    4,122        $    2,047         $    2,104      $      8,273
        -------------------------------------------------------------------------------------------------------------------
        24.    ADVERTISING                               $      499        $      679         $      771      $      1,949
        -------------------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                       $   16,804        $   32,774         $   10,544      $     60,122
        -------------------------------------------------------------------------------------------------------------------
        26.    TOTAL OPERATING DISBURSEMENTS             $  307,236        $  244,839         $  143,627      $    695,702
        -------------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        -------------------------------------------------------------------------------------------------------------------
        27.    PROFESSIONAL FEES                         $        0        $        0         $        0      $          0
        -------------------------------------------------------------------------------------------------------------------
        28.    U.S. TRUSTEE FEES                         $    3,750        $        0         $        0      $      3,750
        -------------------------------------------------------------------------------------------------------------------
        29.    OTHER (ATTACH LIST)                       $        0        $        0         $        0      $          0
        -------------------------------------------------------------------------------------------------------------------
        30.    TOTAL REORGANIZATION EXPENSES             $    3,750        $        0         $        0      $      3,750
        -------------------------------------------------------------------------------------------------------------------
        31.    TOTAL DISBURSEMENTS                       $  310,986        $  244,839         $  143,627      $    699,452
        -------------------------------------------------------------------------------------------------------------------
        32.    NET CASH FLOW                             $    5,687        $   52,666         $   84,423      $    142,776
        -------------------------------------------------------------------------------------------------------------------
        33.    CASH - END OF MONTH                       $  301,181        $  353,847         $  438,270      $    438,270
        -------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

================================================================================
                                                   Monthly Operating Report

   --------------------------------------
   CASE NAME: OK Turbines, Inc.                  ACCRUAL BASIS-4
   --------------------------------------

   --------------------------------------
   CASE NUMBER: 400-42146-BJH-11               02/13/95, RWD, 2/96
   --------------------------------------

   ----------------------------------------------------------------------------------------------------------------
                                                   SCHEDULE          MONTH           MONTH            MONTH
                                                                ---------------------------------------------------
   ACCOUNTS RECEIVABLE AGING                        AMOUNT         July 2001      August 2001     September 2001
   ----------------------------------------------------------------------------------------------------------------
   1.    0-30                                                       $154,930         $286,813           $181,509
   ----------------------------------------------------------------------------------------------------------------
   2.    31-60                                                      $110,778         $ 96,640           $190,413
   ----------------------------------------------------------------------------------------------------------------
   3.    61-90                                                      $ 41,567         $ 54,035           $ 39,928
   ----------------------------------------------------------------------------------------------------------------
   4.    91+                                                        $131,088         $148,631           $168,511
   ----------------------------------------------------------------------------------------------------------------
   5.    TOTAL ACCOUNTS RECEIVABLE                   $    0         $438,363         $586,119           $580,361
   ----------------------------------------------------------------------------------------------------------------
   6.    AMOUNT CONSIDERED UNCOLLECTIBLE                            $      0         $      0           $      0
   ----------------------------------------------------------------------------------------------------------------
   7.    ACCOUNTS RECEIVABLE (NET)                   $    0         $438,363         $586,119           $580,361
   ----------------------------------------------------------------------------------------------------------------

   --------------------------------------------------------

   AGING OF POSTPETITION TAXES AND PAYABLES                                        MONTH:  September 2001
                                                                                         --------------------------
   ----------------------------------------------------------------------------------------------------------------
                                        0-30         31-60            61-90            91+
   TAXES PAYABLE                        DAYS          DAYS            DAYS             DAYS               TOTAL
   ----------------------------------------------------------------------------------------------------------------
   1.    FEDERAL                       $    0        $    0         $      0         $      0           $      0
   ----------------------------------------------------------------------------------------------------------------
   2.    STATE                         $7,871        $    0         $      0         $      0           $  7,871
   ----------------------------------------------------------------------------------------------------------------
   3.    LOCAL                         $    0        $    0         $      0         $      0           $      0
   ----------------------------------------------------------------------------------------------------------------
   4.    OTHER (ATTACH LIST)           $    0        $    0         $      0         $      0           $      0
   ----------------------------------------------------------------------------------------------------------------
   5.    TOTAL TAXES PAYABLE           $7,871        $    0         $      0         $      0           $  7,871
   ----------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------
   6.    ACCOUNTS PAYABLE              $9,640          ($25)        $      0         $      0           $  9,615
   ----------------------------------------------------------------------------------------------------------------

   ------------------------------------------

   STATUS OF POSTPETITION TAXES                                                    MONTH:  September 2001
                                                                                         --------------------------
   ----------------------------------------------------------------------------------------------------------------
                                                  BEGINNING        AMOUNT                             ENDING
                                                     TAX        WITHHELD AND/         AMOUNT           TAX
   FEDERAL                                        LIABILITY*     0R ACCRUED            PAID         LIABILITY
   ----------------------------------------------------------------------------------------------------------------
   1.    WITHHOLDING**                               $    0         $      0         $      0           $      0
   ----------------------------------------------------------------------------------------------------------------
   2.    FICA-EMPLOYEE**                             $    0         $      0         $      0           $      0
   ----------------------------------------------------------------------------------------------------------------
   3.    FICA-EMPLOYER**                             $    0         $      0         $      0           $      0
   ----------------------------------------------------------------------------------------------------------------
   4.    UNEMPLOYMENT                                $    0         $      0         $      0           $      0
   ----------------------------------------------------------------------------------------------------------------
   5.    INCOME                                      $    0         $      0         $      0           $      0
   ----------------------------------------------------------------------------------------------------------------
   6.    OTHER (ATTACH LIST)                         $    0         $      0         $      0           $      0
   ----------------------------------------------------------------------------------------------------------------
   7.    TOTAL FEDERAL TAXES                         $    0         $      0         $      0           $      0
   ----------------------------------------------------------------------------------------------------------------
   STATE AND LOCAL
   ----------------------------------------------------------------------------------------------------------------
   8.    WITHHOLDING                                 $    0         $      0         $      0           $      0
   ----------------------------------------------------------------------------------------------------------------
   9.    SALES                                       $7,871         $      0         $      0           $  7,871
   ----------------------------------------------------------------------------------------------------------------
   10.   EXCISE                                      $    0         $      0         $      0           $      0
   ----------------------------------------------------------------------------------------------------------------
   11.   UNEMPLOYMENT                                $    0         $      0         $      0           $      0
   ----------------------------------------------------------------------------------------------------------------
   12.   REAL PROPERTY                               $    0         $      0         $      0           $      0
   ----------------------------------------------------------------------------------------------------------------
   13.   PERSONAL PROPERTY                           $    0         $      0         $      0           $      0
   ----------------------------------------------------------------------------------------------------------------
   14.   OTHER (ATTACH LIST)                         $    0         $      0         $      0           $      0
   ----------------------------------------------------------------------------------------------------------------
   15.   TOTAL STATE & LOCAL                         $7,871         $      0         $      0           $  7,871
   ----------------------------------------------------------------------------------------------------------------
   16.   TOTAL TAXES                                 $7,871         $      0         $      0           $  7,871
   ----------------------------------------------------------------------------------------------------------------

   * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

   ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

================================================================================

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

   ---------------------------------------
   CASE  NAME: OK Turbines, Inc.               ACCRUAL BASIS-5
   ---------------------------------------

   ---------------------------------------
   CASE  NUMBER: 400-42146-BJH-11                   02/13/95, RWD, 2/96
   ---------------------------------------


   The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                            MONTH:  September 2001
                                                                  ---------------------------------------------------------
   ------------------------------------------
   BANK  RECONCILIATIONS
                                                      Account #1           Account #2           Account #3
   ------------------------------------------------------------------------------------------------------------------------
   A.    BANK:                                     Bank of America      Bank of America      Bank of America
   ------------------------------------------------------------------------------------------------------------------------

   B.    ACCOUNT NUMBER:                             15819-20089          00127-09156          00129-09155        TOTAL
   ------------------------------------------------------------------------------------------------------------------------

   C.    PURPOSE (TYPE):                              Operating             Payroll             Operating
   ------------------------------------------------------------------------------------------------------------------------
   1.    BALANCE PER BANK STATEMENT                       $459,681             $      0             $      0     $459,681
   ------------------------------------------------------------------------------------------------------------------------
   2.    ADD: TOTAL DEPOSITS NOT CREDITED                 $      0             $      0             $      0     $      0
   ------------------------------------------------------------------------------------------------------------------------
   3.    SUBTRACT: OUTSTANDING CHECKS                     $ 21,548             $      0             $      0     $ 21,548
   ------------------------------------------------------------------------------------------------------------------------
   4.    OTHER RECONCILING ITEMS                          $      0             $      0             $      0     $      0
   ------------------------------------------------------------------------------------------------------------------------
   5.    MONTH END BALANCE PER BOOKS                      $438,133             $      0             $      0     $438,133
   ------------------------------------------------------------------------------------------------------------------------
   6.    NUMBER OF LAST CHECK WRITTEN                         6823       Account closed        Account closed
   ------------------------------------------------------------------------------------------------------------------------

   ------------------------------------------
   INVESTMENT ACCOUNTS

   ------------------------------------------------------------------------------------------------------------------------
                                                       DATE OF               TYPE OF              PURCHASE        CURRENT
   BANK, ACCOUNT NAME & NUMBER                        PURCHASE             INSTRUMENT              PRICE           VALUE
   ------------------------------------------------------------------------------------------------------------------------
   7.    N/A
   ------------------------------------------------------------------------------------------------------------------------
   8.    N/A
   ------------------------------------------------------------------------------------------------------------------------
   9.    N/A
   ------------------------------------------------------------------------------------------------------------------------
   10.   N/A
   ------------------------------------------------------------------------------------------------------------------------
   11.   TOTAL INVESTMENTS                                                                          $      0     $      0
   ------------------------------------------------------------------------------------------------------------------------

   ------------------------------------------
   CASH

   ------------------------------------------------------------------------------------------------------------------------
   12.   CURRENCY ON HAND                                                                                        $    137
   ------------------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------------------
   13.   TOTAL CASH - END OF MONTH                                                                               $438,270
   ------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report


   ----------------------------------------
   CASE NAME: OK Turbines, Inc.                  ACCRUAL BASIS-6
   ----------------------------------------

   ----------------------------------------
   CASE NUMBER: 400-42146-BJH-11                      02/13/95, RWD, 2/96
   ----------------------------------------

                                              MONTH:  September 2001

   ----------------------------------------
   PAYMENTS TO INSIDERS AND PROFESSIONALS
   ----------------------------------------

   OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
   CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

   ------------------------------------------------------------------
                               INSIDERS
   ------------------------------------------------------------------
                              TYPE OF          AMOUNT     TOTAL PAID
           NAME               PAYMENT           PAID       TO DATE
   ------------------------------------------------------------------
   1.  GREGG NIMMO        Reimbursment        $ 5,509      $ 33,995
   ------------------------------------------------------------------
   2.  GREGG NIMMO        Salary              $ 4,615      $105,287
   ------------------------------------------------------------------
   3.
   ------------------------------------------------------------------
   4.
   ------------------------------------------------------------------
   5.
   ------------------------------------------------------------------
   6.  TOTAL PAYMENTS
       TO INSIDERS                            $10,124      $139,282
   ------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------
                                           PROFESSIONALS
   ---------------------------------------------------------------------------------------------
                             DATE OF COURT                                           TOTAL
                          ORDER AUTHORIZING    AMOUNT       AMOUNT     TOTAL PAID   INCURRED
           NAME                PAYMENT        APPROVED       PAID       TO DATE     & UNPAID *
   ---------------------------------------------------------------------------------------------
   1.  N/A
   ---------------------------------------------------------------------------------------------
   2.  N/A
   ---------------------------------------------------------------------------------------------
   3.  N/A
   ---------------------------------------------------------------------------------------------
   4.  N/A
   ---------------------------------------------------------------------------------------------
   5.  N/A
   ---------------------------------------------------------------------------------------------
   6.  TOTAL PAYMENTS
       TO PROFESSIONALS                       $     0       $    0      $      0     $     0
   ---------------------------------------------------------------------------------------------

   *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

   -------------------------------------------------------------------
   POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
   -------------------------------------------------------------------

   -------------------------------------------------------------------------------
                                             SCHEDULED    AMOUNTS
                                              MONTHLY      PAID        TOTAL
                                             PAYMENTS     DURING       UNPAID
              NAME OF CREDITOR                  DUE       MONTH     POSTPETITION
   -------------------------------------------------------------------------------
   1.  City of Hollister - Building Rent      $2,395        $2,334      $      0
   -------------------------------------------------------------------------------
   2.  Other                                 various        $  371      $      0
   -------------------------------------------------------------------------------
   3.  N/A
   -------------------------------------------------------------------------------
   4.  N/A
   -------------------------------------------------------------------------------
   5.  N/A
   -------------------------------------------------------------------------------
   6.  TOTAL                                  $2,395        $2,705      $      0
   -------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Monthly Operating Report

     ------------------------------------
     CASE NAME: OK Turbines, Inc.              ACCRUAL BASIS-7
     ------------------------------------

     ------------------------------------
     CASE NUMBER: 400-42146-BJH-11                 02/13/95, RWD, 2/96
     ------------------------------------

                                              MONTH: September 2001
                                                   -----------------

     ---------------------------------
     QUESTIONNAIRE

     -------------------------------------------------------------------------------------------------------------------
                                                                                        YES               NO
     -------------------------------------------------------------------------------------------------------------------
     1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
            THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                           X
     -------------------------------------------------------------------------------------------------------------------
     2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
            OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                     X
     -------------------------------------------------------------------------------------------------------------------
     3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
            LOANS) DUE FROM RELATED PARTIES?                                                               X
     -------------------------------------------------------------------------------------------------------------------
     4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
            THIS REPORTING PERIOD?                                                                         X
     -------------------------------------------------------------------------------------------------------------------
     5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
            DEBTOR FROM ANY PARTY?                                                                         X
     -------------------------------------------------------------------------------------------------------------------
     6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                   X
     -------------------------------------------------------------------------------------------------------------------
     7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
            PAST DUE?                                                                                      X
     -------------------------------------------------------------------------------------------------------------------
     8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                               X
     -------------------------------------------------------------------------------------------------------------------
     9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                     X
     -------------------------------------------------------------------------------------------------------------------
     10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
            DELINQUENT?                                                                                    X
     -------------------------------------------------------------------------------------------------------------------
     11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
            REPORTING PERIOD?                                                                              X
     -------------------------------------------------------------------------------------------------------------------
     12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                X
     -------------------------------------------------------------------------------------------------------------------

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
     EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

     -------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------


     ---------------------------------
     INSURANCE

     -------------------------------------------------------------------------------------------------------------------
                                                                                        YES               NO
     -------------------------------------------------------------------------------------------------------------------
     1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
            NECESSARY INSURANCE COVERAGES IN EFFECT?                                     X
     -------------------------------------------------------------------------------------------------------------------
     2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                       X
     -------------------------------------------------------------------------------------------------------------------
     3.     PLEASE ITEMIZE POLICIES BELOW.
     -------------------------------------------------------------------------------------------------------------------

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
     HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
     EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

     -------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------
                            INSTALLMENT PAYMENTS
     -------------------------------------------------------------------------------------------------------------------
                 TYPE OF                                                                          PAYMENT AMOUNT
                  POLICY                            CARRIER           PERIOD COVERED               & FREQUENCY
     -------------------------------------------------------------------------------------------------------------------
            See Kitty Hawk, Inc. Case #400-42141
     -------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================


    -------------------------------------
    CASE NAME: OK Turbines, Inc.                FOOTNOTES SUPPLEMENT
    -------------------------------------

    -------------------------------------
    CASE NUMBER: 400-42146-BJH-11                   ACCRUAL BASIS
    -------------------------------------

                                       MONTH: September 2001
                                            ------------------------------------

    --------------------------------------------------------------------------------------------------
       ACCRUAL BASIS      LINE
        FORM NUMBER      NUMBER                    FOOTNOTE / EXPLANATION
    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------
            3              12       All payroll is paid out of Kitty Hawk Charters, Inc. (Case #400-
    --------------------------------------------------------------------------------------------------
                           13        42142) and allocated to the Company. Related payroll
    --------------------------------------------------------------------------------------------------
                                     taxes are disbursed out of and reported at KH Charters.
    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------
            6                       All Professional fees related to the Reorganization of the
    --------------------------------------------------------------------------------------------------
                                     Company are disbursed out of Kitty Hawk, Inc. (Parent
    --------------------------------------------------------------------------------------------------
                                     Company). Refer to Case # 400-42141
    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------
            7                       All insurance plans related to the Company are carried
    --------------------------------------------------------------------------------------------------
                                     at Kitty Hawk, Inc. (Parent Company). Refer to Case #
    --------------------------------------------------------------------------------------------------
                                     400-42141.
    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

================================================================================

CASE NAME: OK Turbines, Inc.

CASE NUMBER: 400-42146-BJH-11

Details of Other Items

ACCRUAL BASIS-1                                           September 2001


8.  OTHER (ATTACH LIST)                         $           (709,450) Reported
                                                ---------------------
       Intercompany Receivables                             (750,195)
       Misc                                                        -
       Security Deposit                                       40,745
                                                ---------------------
                                                            (709,450) Detail
                                                ---------------------
                                                                   -  Difference

ACCRUAL BASIS-2

13. OTHER (ATTACH LIST)                         $                  -  Reported
                                                ---------------------
       Bad Debt expense                                            -
                                                ---------------------
                                                                   -  Detail
                                                ---------------------
                                                                   -  Difference

ACCRUAL BASIS-3

8.  OTHER (ATTACH LIST)                         $              2,350  Reported
                                                ---------------------
       Recover NSF                                                 -
       Refunds                                                 2,350
                                                ---------------------
                                                               2,350  Detail
                                                ---------------------
                                                                  -   Difference

25. OTHER (ATTACH LIST)                                       10,544  Reported
                                                ---------------------
       Freight                                                 4,171
       Fuel                                                      910
       Outside Services                                          575
       Petty Cash                                                (11)
       Refunds                                                   250
       Subscription                                            4,649
                                                ---------------------
                                                              10,544  Detail
                                                ---------------------
                                                                   -  Difference